                                                                    EXHIBIT 10.3


                              SECOND AMENDMENT TO
                         REGISTRATION RIGHTS AGREEMENT


          As of this 9th day of October, 1998, that certain Registration Rights Agreement (the "Agreement") dated December 18, 1997, as amended August 20,1998, by and among IntraLinks, Inc. (the "Company") and the shareholder signatories thereto (the "Investors") is hereby amended (the "Amendment") as follows and all other provisions of the Agreement remain in full force and effect. All capitalized terms used herein shall have the meanings assigned to such terms in the Agreement unless otherwise defined herein.

          "Restricted Stock" shall mean the shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, options and warrants listed on Exhibit A to the Agreement.
---------

          Section 2 shall be deleted in its entirety and replaced with the following:

          2.  Required Registration.
              ---------------------

          (a) At any time on or after the Earliest Demand Date (as defined below), Investors holding in the aggregate at least 30% of the Restricted Stock (as adjusted for stock splits, stock dividends, recapitalizations and the like) may request, in writing, that the Company effect the registration of Restricted Stock having an anticipated aggregate offering price of at least $2.0 million (based on the then current market price or fair value and including any shares to be registered pursuant to any incidental registration rights described in paragraph 2(b) hereof) in accordance with the intended methods of distribution as specified by the Investors in such notice; provided, however, that the only
                                              --------  -------
securities which the Company shall be required to register pursuant hereto shall be shares of Common Stock. A "Qualified IPO" shall mean the completion of a firm commitment initial public offering of the Company's Common Stock. "Earliest Demand Date" shall mean the later of (i) the date eighteen (18) months after a Qualified IPO (as defined herein) of the Company or (ii) the date six months after the effectiveness of the first registration statement pursuant to Section 2 of the Series C Registration Rights Agreement (as defined below), so long as such first registration statement is filed within such 18-month period.

          (b) Promptly following receipt of any notice under Section 2(a), the Company shall immediately notify (the "Company Notice") all holders of Restricted Stock and other securityholders who have incidental registration rights pursuant hereto or to the Registration Rights Agreement (the "Series C Registration Rights Agreement") dated October 9, 1998 (the shares requested to be registered pursuant to the Registration Rights Agreement dated October 9, 1998 are referred to herein as the "Additional Shares") and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in the notice from the Investors, the number of shares of Restricted Stock specified in such notice (and in any notices received from other holders of Restricted Stock within 20 days after their receipt of such notice from the Company) and any Additional Shares which the Company is notified of within 20 days of the Company Notice. The Company shall be entitled to include in any registration statement referred to in this Section 2 shares of Common Stock to be sold by the Company for its own account. Notwithstanding the foregoing, if the proposed method of disposition specified by the Investors shall be an underwritten public offering, the number of shares of Restricted Stock and Additional Shares to be included in such an offering will be reduced, first by the Company with respect to shares it wishes to register in such registration (if such registration is the first demand registration requested by the holders of the Restricted Stock or Additional Shares) and then pro rata among the requesting holders of Restricted Stock and
                 --------
Additional Shares, based on the total number of shares of Restricted Stock and Additional Shares so requested to be registered, if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the Restricted Stock and Additional Shares to be sold. If such method of disposition shall be an underwritten public offering, a majority of the holders of the Restricted Shares may designate the managing underwriter of such offering. Notwithstanding the foregoing, the Company shall be cut back pro rata with the holders of the Restricted Stock and Additional Shares where the registration is not the first demand registration requested by either the holders of the Restricted Stock or the holders of the Additional Shares.

          (c) The Company shall not be required to effect more than one registration pursuant to Section 2(a) above. In addition, the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Agreement and the Series C Registration Rights Agreement more than once in any six (6) month period. Subject to the foregoing, the Company shall file a registration statement covering the Restricted Stock so requested to be registered as soon as practicable after receipt of the request or requests of the holders of the Restricted Stock. Anything to the contrary in this Section 2 notwithstanding, a registration shall not be effected pursuant to this Section 2 with respect to any Restricted Stock once such Restricted Stock otherwise may be sold to the public without restriction.

          (d) Notwithstanding anything to the contrary contained in this Section 2, in the event that there is a firm commitment underwritten public offering of securities of the Company pursuant to a registration statement covering Restricted Stock and a holder of Restricted Stock does not elect to sell his Restricted Stock to the underwriters of the Company's securities in connection with such offering, such holder shall agree to refrain from selling or otherwise transferring its Restricted Stock for a period, to be determined by the managing underwriter of the offering, of up to 180 days provided that the Company's shares and any cut-back shares are subject to the same lock-up period.

          Section 4 shall be deleted in its entirety and replaced with the following:

          4.  Incidental Registration.  If the Company at any time (other than
              -----------------------
pursuant to Section 2 hereof) proposes to register any of its Common Stock under the Securities Act for sale to the public, whether for its own account or for the account of other securityholders or both (except with respect to (i) registration statements on Form S-4 or S-8 or another form not available for registering the Restricted Stock for sale to the public and (ii) the registration statement filed pursuant to the first demand exercised pursuant to the Series C Registration Rights Agreement), it will give written notice at such time to all holders of outstanding Restricted Stock of its intention to do so. Upon the written request of any such holder, given within 30 days after receipt of any such notice by the Company, to register any of its Restricted Stock (which request shall state the intended method of disposition thereof), the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Restricted Stock so registered; provided that nothing herein shall prevent the Company from abandoning or
--------
delaying such registration at any time. In the event that any registration pursuant to this Section 4 shall be, in whole or in part, an underwritten public offering of Common Stock, any request by a holder pursuant to this Section 4 to register Restricted Stock shall specify that either (i) such Restricted Stock is to be included in the underwriting on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such registration or (ii) such Restricted Stock is to be sold in the open market without any underwriting, on terms and conditions comparable to those normally applicable to offerings of common stock in reasonably similar circumstances.
The number of shares of Restricted Stock to be included in such an underwriting may be reduced (pro rata among the requesting holders of Restricted Stock and
                --- ----
other requesting securityholders who request pursuant to their demand or incidental registration rights or other similar rights, based upon the total number of shares so requested to be registered) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein.

          Notwithstanding anything to the contrary contained in this Section 4, in the event that there is a firm commitment underwritten public offering of securities of the Company pursuant to a registration covering Restricted Stock and a holder of Restricted Stock does not elect to sell his Restricted Stock to the underwriters of the Company's securities in connection with such offering, such holder shall agree to refrain from selling or otherwise transferring its Restricted Stock for a period, to be determined by the managing underwriter, of up to 180 days.

          This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this Amendment, whereupon this Amendment shall be a binding agreement between the Company and you.

                              Very truly yours,

                              INTRALINKS, INC.


                              By: /s/
                                 -------------------------------
                                Name:
                                Title:

AGREED TO AND ACCEPTED as of
the date first above written:

                                                /s/ Sarah Brown-Adams
                                                ----------------------------
EUCLID PARTNERS IV, L.P.                        Sarah Brown-Adams
By: Euclid Associates IV, L.P.


By: /s/                                         WALKER BROWN-ADAMS TRUST
   ----------------------------
Its: General Partner
Name:
Title:                                          By: /s/ Barnett Brown
                                                   --------------------------
                                                   Name:  Barnett Brown
                                                   Title: Trustee
PERSEUS CAPITAL, LLC

                                                /s/ D. W. Brown
                                                ----------------------------
By: /s/ William B. Ford                         Duncan W. Brown
   ----------------------------
Name:  William B. Ford
Title: Senior Vice President

                                                /s/ John M. Muldoon
                                                ----------------------------
CATALYST INVESTMENTS (BELGIUM) N.V.             John M. Muldoon


By:  /s/                                        KELLY JEAN MULDOON TRUST
    -----------------------------
Name:  Mees Pierson Trust (Belgie) N.V.
Title: Managing Director
       J. Hereijgers B.V.B.A                    By: /s/ David T. Muldoon
       De heer J. Hereijgers                       ----------------------------
                                                Name:  David T. Muldoon
                                                Title: Trustee

RYAN JOHN MULDOON TRUST                       SCULLEY FAMILY TRUST


By: /s/ David T. Muldoon                     By:  _____________________________
    -----------------------------
    Name:  David T. Muldoon                       Name:
    Title: Trustee                                Title:


ERIC JAMES MULDOON TRUST                      SCULLEY BROTHERS LLC


By: /s/ David T. Muldoon                     By:  /s/ Arthur B. Sculley
    -----------------------------                 -----------------------------
    Name:  David T. Muldoon                       Name:  Arthur B. Sculley
    Title: Trustee                                Title: President


                                              /s/ Patrick J. Wack Jr.
__________________________________            ----------------------------------
Frederick Benjamin                            Patrick J. Wack, Jr.


                                              PATRICK J. WACK, JR. FAMILY TRUST

__________________________________
Ruth Benjamin


                                              By: /s/ Lynda Mulligan
__________________________________                ------------------------------
Eugene A. Tomei                                   Name:  Lynda Mulligan, Pres.
                                                  Title: Rhodes & O'Neill, LLC,
                                                         Trustee


/s/ Arthur B. Sculley                         /s/ Cheryl Snyder
----------------------------------            ----------------------------------
Arthur B. Sculley                             Cheryl Snyder


                                              /s/ Robert L. Lerner
__________________________________            ----------------------------------
David W. Sculley                              Robert Lerner



                                              INCLUSIVE VENTURES LLC

/s/ John Sculley
----------------------------------
John Sculley

                                              By: /s/
                                                  ------------------------------
                                                  Name:
                                                  Title:

GREENWICH VENTURES LP                           SCULLEY INVESTMENT LTD.
                                                PARTNERSHIP


By: /s/ Jon Victor                              By: /s/ John Sculley
    -------------------------------                 ----------------------------
   Name: Jon Victor                                 Name:
   Title: Manager, Greenwich Ventures, LLC          Title:
          General Partner
          Greenwich Ventures, LP


VANTAGE VENTURES CV


By: /s/ Jon Victor
    -------------------------------
    Name: Jon Victor
    Title: Manager, Greenwich Ventures, LLC
           Investment Partner
           Vantage Ventures CV


LANDWELL FINANCIAL SERVICES, INC.


By: _______________________________
    Name:
    Title:


/s/ Isabel M. Espina
-----------------------------------
Isabel M. Espina


JOHN SCULLEY IRREVOCABLE TRUST
FOR THE BENEFIT OF MADELINE ALLNATT


By: /s/ John Sculley
    -------------------------------
    Name:
    Title:


JOHN SCULLEY IRREVOCABLE TRUST
FOR THE BENEFIT OF OLIVER ALLNATT


By: /s/ John Sculley
    -------------------------------
    Name:
    Title: